EXHIBIT 31.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-KSB of Clean Water Technologies, Inc. (the "Company") for the for the period ended June 24, 2005 filed with the Securities and Exchange Commission (the "Report"), I, Suzanne Lewsadder, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: September 28, 2006

By: /s/ Suzanne Puente
    -----------------------
    Suzanne Lewsadder
    Chief Financial Officer